Exhibit 32

Certification of Periodic Financial Report
Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of STRATTEC SECURITY CORPORATION (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended September 28, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 7, 2003                                            /s/ Harold M. Stratton II
                                                                                Harold M. Stratton II,
                                                                                Chief Executive Officer

Dated: November 7, 2003                                             /s/ Patrick J. Hansen
                                                                                  Patrick J. Hansen,
                                                                                  Chief Financial Officer

This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.